Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Enzon Pharmaceuticals, Inc. and Subsidiaries (the "Company") on Form 10-Q for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kenneth J. Zuerblis, Vice President Finance, Chief Financial Officer and Corporate Secretary of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By: /s/Kenneth J. Zuerblis
    -----------------------
    Kenneth J. Zuerblis
    Vice President Finance,
    Chief Financial Officer
    (Principal Financial and
    Accounting Officer)
    and Corporate Secretary

February 14, 2003